August 2023Investor Presentation

Disclaimer 1 Safe Harbor Disclaimer for Forward-Looking Statements This presentation has been prepared by management of System1, Inc. (together with its subsidiaries, collectively “System1”) and does not constitute a prospectus, and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or any applicable exemptions therefrom. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of System1 or its respective affiliates, directors, officers, employees, shareholders or agents makes any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements This presentation and any related oral commentary include "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results or “guidance” for fiscal year 2022 and beyond . Forward-looking statements include, but are not limited to, statements regarding System1 or its management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about System1's industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the impact of the recently completed business combination transaction between Trebia Acquisition Corp. (“Trebia”) and S1 Holdco, LLC ("S1 Holdco") and Protected.net Group Ltd. (“Protected”), among other parties, including the enterprise value and ownership structure following consummation of the transaction. The forward-looking statements contained in this presentation are based on System1's current expectations and beliefs concerning future developments, and their potential effects on System1 taking into account information currently available. All information in this presentation speaks as of June 30, 2023, and any redistribution or rebroadcast of this presentation after such date is not intended and will not be construed as updating or confirming such information. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1's actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this presentation should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this presentation should also carefully review the “Risk Factors” and other information included in our registration statements on Form S-4 (including the related proxy statement/prospectus) with respect to the Business Combination with Trebia and on Form S-1, each filed with the Securities and Exchange Commission (the “SEC ”), as well as System1’s Form 10-K, Form 10-Q, Form 8-K and other reports filed with the SEC from time to time. Please refer to the SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance following completion of the business combination. Such risks, uncertainties and assumptions include, but are not limited to: (1) our ability to grow and manage growth profitably, and retain its key employees; (2) our ability to acquire businesses on acceptable terms and to successfully integrate and recognize anticipated synergies from acquired businesses; (3) use of cash and other available liquidity to grow and invest in our businesses; (4) continued growth of our digital media and subscription offerings; (5) international growth; (6) our ability to develop or introduce new products, services, features and technologies; (7) our liquidity and our ability to repay or refinance our outstanding indebtedness; (8) technology, platform and infrastructure systems capacity, coverage, reliability and security; (9) changes in or recent developments related to applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); (10) the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of Covid-19 and other political or societal developments. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this presentation. System1's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this presentation, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. This presentation is not intended to constitute, and should not be construed as, investment advice. This presentation contains certain financial forecasts (or guidance) with respect to the System1’s projected financial results. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation.

Disclaimer (Continued) 2 Explanatory Note For financial reporting purposes, S1 Holdco has been determined to be the accounting predecessor and therefore its financial results are presented for all periods prior to the Business Combination with Trebia. In order to present comparable financial information, year-over-year comparisons of financial results against the second quarter of 2021 combine the unaudited financial results of Protected with the unaudited financial results of S1 Holdco for the second quarter of 2021. The Company believes it is important to provide these combined financial results for investors and other stakeholders to properly evaluate its performance in 2022 relative to comparable information provided in prior periods. Please refer to the tables at the end of this release for a reconciliation of the combined financial results as presented herein to the individual financial results of S1 Holdco, Protected and System1, respectively, for the respective successor and predecessor periods. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM or © symbols, but System1 will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under applicable trademark law. Non-GAAP Measures: Adjusted Gross Profit and Adjusted EBITDA Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures and represent key metrics used by System1’s management and board of directors to measure the operational strength and performance of its business, to establish budgets, and to develop operational goals for managing its business. Adjusted Gross Profit (Loss) is defined as Revenue less cost of revenue (exclusive of depreciation and amortization related to cost of revenue). Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expenses, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment’s results in a particular period. System1 believes Adjusted Gross Profit and Adjusted EBITDA are relevant and useful metrics for investors because it allows investors to view performance in a manner similar to the method used by management. There are limitations on the use of Adjusted Gross Profit and Adjusted EBITDA and it may not be comparable to similarly titled measures of other companies. Other companies, including companies in System1’s industry, may calculate non- GAAP financial measures differently than System1 does, limiting the usefulness of those measures for comparative purposes. Adjusted Gross Profit should not be considered a substitute for revenue. Adjusted EBITDA should not be considered a substitute for income (loss) from operations, net income (loss), or net income (loss) attributable to System1 on a consolidated basis that System1 reports in accordance with GAAP. Although System1 uses Adjusted Gross Profit and Adjusted EBITDA as financial measures to assess the performance of its business, such use is limited because it does not include certain costs necessary to operate System1’s business. System1’s presentation of Adjusted Gross Profit and Adjusted EBITDA should not be construed as indications that its future results will be unaffected by unusual or nonrecurring items. The Company is not able to reasonably reconcile Adjusted Gross Profit to Gross Profit and Adjusted EBITDA to net income, its nearest GAAP metrics, in its guidance for future periods due to uncertainties regarding purchase accounting, stock-based compensation, taxes and other potential adjustments. Use of Projections This presentation contains certain financial forecasts (or guidance) with respect to the System1’s projected financial results. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. This guidance should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of System1, or that actual results will not differ materially from those set forth in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will actually be achieved. You should review this information together with System1’s historical information, as well as information included in the registration statement on Form S-4, including the proxy statement/prospectus, relating to its recently completed business combination with Trebia.

Company Overview 3

System1 is a leading omnichannel customer acquisition marketing platform, delivering high intent customers to advertisers and to our own subscription products. 4

System1 At a Glance

Deliver high intent customers at scale

Spend $625M annually (FY22) on digital advertising across all major sources of customer traffic

$839 Million 2022 revenue

Diversified across ~40 major advertising categories and ~2.8M paying subscribers to our digital subscription products

RAMP is our technological advantage

Proprietary Responsive Acquisition Marketing Platform **(RAMP)** efficiently identifies, acquires, and serves ads to consumers across any advertising vertical

Flexible and dynamic business model

Our platform solution protects against demand shifts in the online advertising marketplace and reliance on specific verticals and advertisers

Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. Includes Protected.net results for January 1, 2022 through January 26, 2022. Note: ~2.8M paying subscribers as of June 30, 2023.

5

SYSTEM1

Key Financial KPIs 6 ~2.8M Paying subscribers across Owned & Operated subscription products $250M FY 2022 Adjusted EBITDA (49% margin on adjusted gross profit) $121M FY 2022 Adjusted Gross Profit Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. Includes Protected.net results for January 1, 2022 through January 26, 2022. Note: ~2.8M paying subscribers as of June 30, 2023.

$73 $88 $121 ($11) $39 2020 2021 2022 S1 Holdco / System1 Protected.net Fast Growing & Profitable 7 $135 $167 $250 $(7) $46 2020 2021 2022 S1 Holdco / System1 Protected.net Adjusted Gross Profit $ in millions 40% CAGR Adjusted EBITDA $ in millions 39% CAGR Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. 2022 includes Protected.net results for January 1, 2022 through January 26, 2022.

RAMP Identifies & Generates Customers Across All Major Advertising Categories & from All Major Traffic Sources 8 Platform Revenue by Vertical Note: All metrics shown are for the twelve months ended June 30, 2023. Subscription Health Finance Business & Technology Leisure & Lifestyle Travel & Tourism Autos Jobs & Education Home & Garden Retail Other Search Network Partners Display Native Organic Social Other Platform Revenue by Vertical Platform Advertising Revenue by Acquisition Channel

108M monthly visitors1 generating 490M+ monthly sessions1 7B+ rows/day2 generated from first- party data informing our Machine Learning pipelines 94M+ daily creative & bidding optimizations2 by our automated buying engine 640M+ queries/mo. 1 powering our search stack processes across O+O and partner sites RAMP is built for scale 9 13M+ daily content recommendations2 discovered, classified and served by our content recommendation engine ~40 O&O internet properties spanning multiple verticals designed to refine consumer intent 1. Monthly average for Q2 2023. 2. Daily Average for June 2023

RAMP Platform Architecture 10 Application Layer RAMP Console System1 and Network partner access to the RAMP platform, including campaign management, experimentation tools and reporting dashboards. Platform Layer Data Layer Acquisition Paid and organic traffic acquisition services & APIs. Engagement Content and advertisement delivery components Monetization Measurement and revenue attribution engine. Data Pipelines and Machine Learning models First-Party Data Store Publishing Properties Partner Properties Subscriptions & Apps Search Properties

How RAMP Works Identify and unlock consumer intent across all major sources of traffic 11 UNLOCK REFINE 2 MONETIZE 3 1 Refine consumer intent based on actions they take on System1 websites Monetize via advertising networks or our O&O subscription products etc. display ads 40 O&O Websites

REFINE 12 Consumer intent is shaped into search intent by multiple interactions users take on our O&O sites

Our Technology Moat Widens as our Business Grows 13 Omnichannel Vertical Agnostic Privacy Focused 1st Party Data End-to-End Tech Stack Plug & Play M&A Highly Efficient Customer Acquisition More Customer Traffic Data-Driven Optimization Better Conversion Higher Monetization & Profits Closed-Loop Attribution ighly E ficient Customer Acquisition More Customer Tra fic Data-Driven Optimization Be ter Conversion Higher onetization & Profits Closed-L op A tribution

Growth Strategy 14

Advertising Growth Drivers 15 Continuous advertising & monetization optimizations that drive margin improvement Expand customer acquisition efforts into under indexed and new acquisition channels Grow & expand international business, currently less than 20% of platform advertising revenue Ad Rev. by Acquisition Channel International Rev. as % of Total Current Longer-term Goal Current Longer-term Goal Search Network Partners Display Native Organic Social Connected TV Other (Amazon, apps) International US 1 Note: “Current” metrics shown are for the twelve months ended June 30, 2023.

Su b sc ri b er s (M M ) Subscription Growth Drivers 16 Continue to test / optimize for increased renewal rates and higher ARPU Expand customer acquisition efforts via RAMP integration Launch & grow new subscription products across multiple categories and increase opportunities for cross selling Illustrative Growth of Multiple Subscription Products 0 1 2 3 4 5 6 7 8 9 10 2018 2019 2020 2021 2022

M&A remains a Core Part of our Growth Strategy 17 Growth Focus on proprietary deals & growth synergies Accelerate Accelerate existing business lines Plug & Play RAMP is built to facilitate “Plug & Play” integration of M&A Expand Enter adjacent business markets

Strong and Experienced M&A Track Record 18 Growth Plug and Play Accelerate Expand Answers.com RoadWarrior CouponFollow Protected.net MapQuest Concourse Media Startpage info.com Qool Media InfoSpace

A Founder-led Team of Industry Veterans 19 MICHAEL BLEND CEO & Co-Founder TRIDIVESH KIDAMBI CFO BETH SESTANOVICH Chief People Officer JEN ROBINSON CTO BRIAN COPPOLA Chief Product Officer DANIEL WEINROT General Counsel

Financial Performance 20

Financial Highlights 21 A diverse business model generating revenue across consumer-oriented verticals through advertising and subscriptions. Strong and consistent organic growth, our RAMP platform enables continuous optimizations driving operating leverage. Strong and Experienced M&A track record, with an established history of driving significant growth by leveraging RAMP platform on M&A. Strong shareholder alignment with a founder-led management team heavily invested with substantial ownership.

$73 $88 $121 ($11) $39 2020 2021 2022 S1 Holdco / System1 Protected.net Fast Growing & Profitable 22 $135 $167 $250 $(7) $46 2020 2021 2022 S1 Holdco / System1 Protected.net Adjusted Gross Profit $ in millions 40% CAGR Adjusted EBITDA $ in millions 39% CAGR Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. 2022 includes Protected.net results for January 1, 2022 through January 26, 2022.

Investment Highlights 23 A fast growing and profitable business. Proven M&A capabilities with a strong track record. Proprietary RAMP platform provides a strong and sustainable competitive advantage. A highly diversified business across its marketing and monetization capabilities. Strong, industry-experienced and founder-led management team.

Thank you 24

Appendix 25

Reconciliation of Net Income to Adjusted EBITDA 26 $ in millions$ in illions $ in millions i illi 01/01/22 - 01/26/22 01/27/22 - 12/31/22 Predecessor Successor S1 Holdco Net Income (Loss) $16 $33 ($37) ($442) Plus: Income Tax Expense $2 $1 ($1) ($102) Interest Expense $24 $17 $1 $32 Depreciation & Amortization $14 $14 $1 $119 Impairment of goodwill $0 $0 $0 $366 Other Expense $0 $0 ($0) $8 Stock-Based Compensation & Distributions to Members $9 $10 $23 $56 Protected.net acquisition bonus accrual $0 $0 $0 $51 Non-cash revaluation of warrant liability $0 $0 $0 $4 Impact of Terminated Product Lines $1 $0 $0 $0 Acquisition & Restructuring Costs $4 $14 $13 $26 Acquisition Earnout $3 $0 $0 $0 S1 Holdco Adjusted EBITDA $74 $89 $1 $118 Unaudited Protected.net Adjusted EBITDA ($11) $39 $3 $0 2020 2021$ in millions

Reconciliation of Revenue to Adjusted Gross Profit 27 $ in millions $ in millions $ in millions $ in millions 01/01/22 - 01/26/22 01/27/22 - 12/31/22 Predecessor Successor S1 Holdco Revenue $476 $688 $53 $774 Less: Cost of Revenue (exclusive of depreciation and amortization) ($341) ($521) ($42) ($539) Less: Depreciation and amortization related to cost of revenue $0 ($4) ($5) ($46) S1 Holdco Gross Profit $135 $163 $6 $190 Add: Depreciation and amortization related to cost of revenue $0 $4 $5 $46 S1 Holdco Adjusted Gross Profit $135 $167 $11 $235 Unaudited Protected.net Adjusted Gross Profit ($7) $46 $4 $0 2020 2021$ in millions